UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2016 (May 10, 2016)

ConocoPhillips

(Exact name of registrant as specified in its charter)

Delaware	001-32395	01-0562944
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

600 North Dairy Ashford
Houston, Texas 77079
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (281) 293-1000

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

ConocoPhillips held its annual meeting of stockholders on May 10, 2016.  The results of the matters submitted to a vote of the stockholders at the meeting are set forth below.

ELECTION OF DIRECTORS

All 11 nominated directors were elected to serve a one-year term.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Richard L. Armitage	813,017,384	12,349,002	2,948,663	262,597,460
Richard H. Auchinleck	789,917,733	35,520,358	2,876,958	262,597,460
Charles E. Bunch	762,728,976	62,604,061	2,982,012	262,597,460
James E. Copeland, Jr.	812,254,929	13,096,993	2,963,127	262,597,460
John V. Faraci	812,050,037	13,174,114	3,090,898	262,597,460
Jody L. Freeman	795,807,909	29,602,847	2,904,293	262,597,460
Gay Huey Evans	811,319,827	13,965,560	3,029,662	262,597,460
Ryan M. Lance	795,729,511	25,742,671	6,842,867	262,597,460
Arjun N. Murti	814,934,460	10,292,145	3,088,444	262,597,460
Robert A. Niblock	795,691,440	29,653,254	2,970,355	262,597,460
Harald J. Norvik	795,994,854	29,325,763	2,994,432	262,597,460

RATIFICATION OF AUDITORS

The ratification of the appointment of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for 2016 was approved.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Ratification of Appointment of Ernst & Young LLP as ConocoPhillips’ Independent Registered Public Accounting Firm	1,075,622,869	11,725,687	3,563,953	—

ADVISORY APPROVAL OF EXECUTIVE COMPENSATION

The advisory approval of the compensation of our Named Executive Officers was approved.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Advisory Approval of the Compensation of our Named Executive Officers	687,848,074	131,332,156	9,134,819	262,597,460

STOCKHOLDER PROPOSAL: REPORT ON LOBBYING EXPENDITURES

A stockholder proposal for the Company to publish an annual report disclosing expenditures for direct and indirect lobbying and grassroots lobbying was not approved.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Report on Lobbying Expenditures	170,525,262	517,910,203	139,879,584	262,597,460

STOCKHOLDER PROPOSAL: PARTIAL DEFERRAL OF ANNUAL BONUS BASED ON RESERVES METRICS

A stockholder proposal for the Company to defer partial payment of annual incentive programs for executives based on reserves metrics for a period of five years, adjusting the remainder to reflect reserves performance during the deferral period was not approved.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Partial Deferral of Annual Bonus Based on Reserves Metrics	54,750,540	738,343,952	35,220,557	262,597,460

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOCOPHILLIPS

/s/ Janet Langford Carrig
May 11, 2016	Janet Langford Carrig
Senior Vice President, Legal,
General Counsel and Corporate Secretary